EXHIBIT 10.31
AMENDMENT NO. 1 TO
EXCHANGE AGREEMENT
     This Amendment No. 1 to Exchange Agreement (this “Amendment”) is made and entered into as of January 15, 2010, by and among Orbitz Worldwide, Inc., a Delaware corporation (“Orbitz”), and PAR Investment Partners, L.P., a Delaware limited partnership (“PAR”). Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Exchange Agreement.
RECITALS
     WHEREAS, the Parties entered into an Exchange Agreement, dated as of November 4, 2009 (the “Exchange Agreement”);
     WHEREAS, on December 31, 2009 PAR received a principal payment on the Debt, which payment decreased the amount of the Debt to $49,564,139.74; and
     WHEREAS, in accordance with Section 10 of the Exchange Agreement, the parties wish to amend the Exchange Agreement.
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
     1. Amendments to the Exchange Agreement. Section 1 of the Exchange Agreement is hereby amended and restated in its entirety to read as follows:
“Exchange of Debt. Subject to the satisfaction or waiver of the closing conditions set forth in paragraph 7 herein, PAR will exchange $49,564,139.74 aggregate principal amount of term loans (the “Debt”) outstanding under that certain credit agreement dated as of July 25, 2007, as amended, among Orbitz and the lenders, letter of credit issuers and agents party thereto held by PAR for the aggregate number of shares of Orbitz’s common stock determined by dividing 91% of the principal amount of the Debt to be exchanged by $5.54 per share, for an aggregate of 8,141,402 shares (the “Debt Shares”). The exchange of the Debt for the shares on the terms set forth herein is referred to herein as the “Debt Exchange”.
     2. Miscellaneous.
          (a) Except as expressly modified herein, the Exchange Agreement is unchanged and remains in full force and effect.

          (b) The captions contained in this Amendment are for convenience of reference only, shall not be given meaning and do not form part of this Amendment.
          (c) This Amendment is made a part of, and is incorporated into, the Exchange Agreement and is subject to all provisions therein, including the assignment and choice of law provisions thereof. In the event of any dispute concerning the validity of this Amendment, this Amendment shall be governed, including as to validity, interpretation and effect, by, and construed in accordance with, the internal Laws of the State of Delaware applicable to agreements made and fully performed within the State of Delaware.
          (d) Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, but all of which shall constitute but one and the same agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by their respective authorized officers as of the date first above written.

ORBITZ WORLDWIDE, INC.
By:	/s/ Marsha Williams
	Name:	Marsha Williams
	Title:	SVP & CFO

PAR INVESTMENT PARTNERS, L.P. BY: PAR Group, L.P. as its general partner BY: PAR Capital Management, Inc. as its general partner
By:	/s/ Gina DiMento
	Name:	Gina DiMento
	Title:	General Counsel

Signature Page to Amendment No. 1 to the Exchange Agreement

     Consent by Travelport Limited and TDS Investor (Luxembourg) S.à.r.l. pursuant to Section 8(c) of the Stock Purchase Agreement dated as of the first date written above.

TRAVELPORT LIMITED
By:	/s/ Eric Bock
	Name:	Eric Bock
	Title:	EVP, General Counsel & Chief Administrative Officer

TDS INVESTOR (LUXEMBOURG) S.À.R.L.
By:	/s/ Rochelle Boas
	Name:	Rochelle Boas
	Title:	Manager

Signature Page to Amendment No. 1 to the Exchange Agreement